Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Tel: +1 650.421.8100
Fax: +1 650.421.8102
www.codexis.com

April 21, 2016

John Nicols
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Re:     Amendment to Employment Agreement
Dear John,
You and Codexis, Inc. (the “Company”) are currently parties to an Employment Agreement, dated as of May 28, 2012 (the “Employment Agreement”), which sets forth the terms of your employment with the Company and provides, among other things, that you will be entitled to receive certain severance payments and benefits upon certain qualifying terminations of employment with the Company. Effective as of the date of this Amendment, you and the Company hereby agree to amend (this “Amendment”) the Employment Agreement as follows:
1.The following definition is added as a new Section 1(j) of the Employment Agreement:
“Measurement Date. ‘Measurement Date’, with respect to an award of performance stock units, shall mean the date the Compensation Committee of the Board of Directors determines the final performance factor for the applicable performance period.”
2.
    The following provision is hereby added to the end of Section 5(c)(iii) of the Employment Agreement:
“provided that, any outstanding performance stock units held by Executive shall automatically become vested with respect to: (i) in the event of a Change of Control that occurs prior to the applicable Measurement Date, such number of shares of Company common stock corresponding to the target performance level for any applicable performance goals; or (ii) in the event of a Change of Control that occurs on or after the Measurement Date, such number of shares of Company common stock corresponding to the Company’s actual achievement of any applicable performance goals;”
All terms and provisions of the Employment Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Employment Agreement” in this Amendment or the original Employment Agreement shall include the terms contained in this Amendment.

Please indicate your acceptance of and agreement to the terms and conditions set forth in this Amendment by signing in the space below and returning the executed Amendment to the Company.
Sincerely,

Codexis, Inc.

By:    /s/ Patrick Pohlen

Name:    Patrick Pohlen

Title:    Secretary

Accepted by:

/s/ John Nicols

04/21/16
Date